LINDSAY CORPORATION

RESTRICTED STOCK UNITS

GRANTED PURSUANT TO THE

2025 LONG-TERM INCENTIVE PLAN

Agreement with U.S. Employee

Lindsay Corporation (“Corporation”) grants to you, as a matter of separate inducement and not in lieu of salary or other compensation for services, the following award of Restricted Stock Units (“Units”) pursuant to the Lindsay Corporation 2025 Long-Term Incentive Plan (“Plan”). Except as otherwise specified in the attached Agreement or herein, vesting of the Units is conditioned upon you being continuously employed by the Corporation or a subsidiary from the Grant Date to each relevant vesting date.

Restricted Stock Units

You are awarded the Restricted Stock Units set forth on the attached award sheet. Each Unit is the equivalent of one Share of Common Stock and will be distributed on the relevant vesting date (or as soon thereafter as practicable) in the form of Shares of Common Stock. The Units will vest as set forth in the attached Agreement.

You acknowledge that you have received this cover page and the attached Agreement, and you agree to accept and be bound by the provisions of the Plan and this cover page including the attached Agreement effective as of the Grant Date.

LINDSAY CORPORATION

By:

Name:

I have received, and agree to comply with, the Lindsay Corporation Code of Business Conduct and Ethics policy, including the section concerning Insider Trading.

I acknowledge and agree that the Units awarded to me shall be subject to reduction, cancellation, forfeiture, recoupment or repayment, in whole or in part, upon the occurrence of certain specified events, as may be required by any rule or regulation of the Securities and Exchange Commission or by any applicable national exchange, or by any other applicable law, rule or regulation or as set forth in a separate “clawback” or recoupment policy as may be adopted from time to time by the Committee, including but not limited to the Lindsay Corporation Supplemental Compensation Recovery Policy (as may be amended or replaced from time to time) (collectively, the “Clawback Requirement”), and I agree to abide by any such Clawback Requirement.

GRANTEE

By:

Name:

GRANT DATE:

LINDSAY CORPORATION

2025 LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

GRANTED TO U.S. EMPLOYEES

These terms and condition are made part of the Agreement dated as of the Grant Date indicated above awarding Restricted Stock Units pursuant to the terms of the Lindsay Corporation 2025 Long-Term Incentive Plan (“Plan”). Any term capitalized but not defined in this Agreement will have the meaning set forth in the Plan.

1.
Restricted Stock Unit Grant. In accordance with the terms of the Plan and subject to the terms and conditions of this Agreement, the Corporation hereby grants to the Participant the Restricted Stock Units, as defined in Section 8 of the Plan (the “Award”), set forth on the attached award sheet, subject to the terms and restrictions described herein.
2.
Term and Vesting of the Award. Unless sooner terminated pursuant to the terms of this Award or the Plan, this Award will expire on the tenth anniversary of the Grant Date (the “Expiration Date”).
(a)
The Participant’s right to the Award will become vested [ratably (one-third each year) on November 1 of the next three calendar years following the Grant Date], provided the Participant remains continuously employed by the Corporation or an Affiliate until each such date.
(b)
Unless earlier vested, the Award shall immediately become vested in full upon the Participant’s death or Disability. In the event of your death, your outstanding Units will be distributed in Shares of Common Stock to your designated beneficiary on file with the Corporation, or if no beneficiary has been designated or survives you, then to your estate.
(c)
Unless earlier vested, if a Change in Control occurs, the Award shall immediately become vested in full unless (i) adjustments necessary to preserve the value of the Award have been made as provided in Section 13 of the Plan or (ii) the Corporation’s successor at the time of the Change in Control irrevocably assumes the Corporation’s obligations under the Plan or replaces the Award with an award of equal or greater value and having terms and conditions no less favorable to the Participant than those applicable to the Award immediately prior to the Change in Control.
(d)
All outstanding Units shall become fully vested and immediately payable upon (i) your termination of employment by the Corporation without Cause within twenty-four (24) months following a Change in Control of the Corporation or, (ii) if you are party to, or become a party to, an Employment Agreement or Change in Control Agreement with the Corporation, your termination of employment for Good Reason pursuant to the terms and conditions of such Employment Agreement or Change in Control Agreement. For

purposes of this Agreement, the term “Cause” has the meaning set forth in your Employment Agreement or Change in Control Agreement, or if no such agreement exists, it shall mean (i) your conviction for a felony or misdemeanor (other than for minor motor vehicle offenses or other minor offenses); (ii) your willful failure to comply with any lawful directive of your supervisor, the President of the Corporation or the Board or any lawful policy of the Corporation; or (iii) your dishonesty or gross negligence in the performance of your duties with the Corporation. For purposes of this Section 2(d), the term “Corporation” shall include the acquirer or its parent which assumes the Units or substitutes equity awards for the Units.
(e)
Except as provided in this Section 2, all of your outstanding Units shall be forfeited if your employment with the Corporation terminates for any reason (including retirement) prior to the relevant vesting date set forth in this Agreement.
3.
Special Cash Dividend Equivalents. If any special cash dividend (other than regular quarterly dividends) is paid by the Corporation on its Common Stock while Restricted Stock Units under this award are outstanding, you will be credited with additional Units, the number of which shall be determined by first (i) multiplying the number of your outstanding Units on the payment date of the special cash dividend (“Dividend Payment Date”) by the per share dollar amount of the special cash dividend, and then (ii) dividing the resulting amount by the Fair Market Value of a Share of Common Stock on the Dividend Payment Date (such additional Units being referred to herein as “Special Cash Dividend Equivalents”). Additional Units which are credited as Special Cash Dividend Equivalents will be treated for purposes of vesting and payment (and any other applicable terms and conditions) as if part of the original Units in relation to which such additional Units are credited as Special Cash Dividend Equivalents. No cash payment or dividend equivalent shall be payable in connection with any regular quarterly dividends which are paid by the Corporation on its Common Stock
4.
Withholding Taxes. The Corporation will retain from each distribution the number of Shares of Common Stock required to satisfy Federal and State tax withholding obligations, up to the maximum statutory tax rate in the applicable jurisdiction.
5.
Transferability of Award and Shares. The Participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate any unvested shares underlying the Award other than by will or the laws of descent and distribution, except as otherwise provided in the Plan or this Agreement.
6.
Termination of Service. If the Participant’s Service terminates for a reason other than death or Disability, the Participant will forfeit the Award to the extent it was not vested on the date of the termination.
7.
Termination of Service for Cause. Notwithstanding anything in this Agreement to the contrary, if the Participant has been terminated from Service for Cause, the Participant will forfeit his or her right to the Award, whether or not it has already vested.

8.
Securities Law Requirements. If at any time the Board determines that exercising the Award or issuing shares would violate applicable securities laws, the Award will not be exercisable, and the Corporation will not be required to issue shares.
9.
No Limitation on Rights of the Corporation. The grant of the Award does not and will not in any way affect the right or power of the Corporation to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.
10.
Plan and Agreement Not a Contract of Employment or Service. Neither the Plan nor this Agreement is a contract of employment or Service, and no terms of the Participant’s employment or Service will be affected in any way by the Plan, this Agreement or related instruments, except to the extent specifically expressed therein. Neither the Plan nor this Agreement will be construed as conferring any legal rights on the Participant to continue to be employed or remain in Service with the Corporation, nor will it interfere with the Corporation’s right to discharge the Participant or to deal with him regardless of the existence of the Plan, this Agreement or the Award.
11.
Terms and Conditions of any Other Agreement. The terms and conditions of this Agreement including any terms and conditions of any restriction against competition, shall be in addition to the terms and conditions of any other written and signed agreement between the Participant and the Corporation.
12.
Participant To Have No Rights as a Stockholder. Before the date as of which he or she is recorded on the books of the Corporation as the holder of any shares underlying the Award, the Participant will have no rights as a stockholder with respect to those shares. The Corporation’s obligation hereunder is unfunded.
13.
Successors. All obligations of the Corporation under this Agreement will be binding on any successor to the Corporation, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business of the Corporation, or a merger, consolidation, or otherwise.
14.
Governing Law. To the extent not preempted by federal law, this Agreement will be construed and enforced in accordance with the Delaware Corporation Law.
15.
Code Section 409A. The Corporation intends that the grant of Units under the Agreement will not be subject to Section 409A of the Internal Revenue Code of 1986, as amended, because all payments with respect to the Units will qualify for the exception from coverage under Section 409A for short-term deferrals. The Agreement shall be interpreted in a manner which is consistent with the foregoing intent. The Committee may not take any action or exercise any discretion under the Plan in a manner which will cause the Units granted under the Agreement to be subject to Code Section 409A. Each payment which becomes due under the Agreement shall be made as soon as practicable on or after the date when the right to receive the payment vests. The latest date for any payment shall be the end of the calendar year in which the Participant’s right to receive the payment becomes vested, or if this is not practicable, not later than the 15th day of the third month following the end of such calendar year.

16.
Plan Document Controls. The rights granted under this Agreement are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully in this Agreement. If the terms of this Agreement conflict with the terms of the Plan document, the Plan document will control.
17.
Amendment of the Agreement. The Corporation and the Participant may amend this Agreement only by a written instrument signed by both parties.
18.
Entire Agreement. This Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Corporation and the Participant with respect to the subject matter hereof; provided, that the disposition of any Award or underlying shares of Common Stock of the Corporation shall be subject to the governing documents of the Corporation.

LINDSAY CORPORATION

RESTRICTED STOCK UNITS

GRANTED TO DIRECTORS PURSUANT TO THE

2025 LONG-TERM INCENTIVE PLAN

Agreement with Non-Employee Director

Lindsay Corporation (“Corporation”) grants to you, as a matter of separate inducement and not in lieu of other compensation for services, the following award of Restricted Stock Units (“Units”) pursuant to the Lindsay Corporation 2025 Long-Term Incentive Plan (“Plan”). Except as otherwise specified in the attached Agreement or herein, vesting of the Units is conditioned upon you continuing to serve as a Director of the Corporation from the Grant Date to the vesting date.

Restricted Stock Units

You are awarded the Restricted Stock Units set forth on the attached award sheet. Each Unit is the equivalent of one Share of Common Stock and will be distributed on the vesting date (or as soon thereafter as practicable) in the form of Shares of Common Stock. The Units will vest as set forth in the attached Agreement.

You acknowledge that you have received this cover page and the attached Agreement, and you agree to accept and be bound by the provisions of the Plan and this cover page including the attached Agreement effective as of the Grant Date.

LINDSAY CORPORATION

By:

Name:

I have received, and agree to comply with, the Lindsay Corporation Code of Business Conduct and Ethics policy, including the section concerning Insider Trading.

GRANTEE

By:

Name:

GRANT DATE:

LINDSAY CORPORATION

2025 LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

GRANTED TO NON-EMPLOYEE DIRECTORS

These terms and condition are made part of the Agreement dated as of the Grant Date indicated above awarding Restricted Stock Units pursuant to the terms of the Lindsay Corporation 2025 Long-Term Incentive Plan (“Plan”). Any term capitalized but not defined in this Agreement will have the meaning set forth in the Plan.

19.
Restricted Stock Unit Grant. In accordance with the terms of the Plan and subject to the terms and conditions of this Agreement, the Corporation hereby grants to the Participant the Restricted Stock Units, as defined in Section 8 of the Plan (the “Award”), set forth on the attached award sheet, subject to the terms and restrictions described herein.
20.
Term and Vesting of the Award. Unless sooner terminated pursuant to the terms of this Award or the Plan, this Award will expire on the tenth anniversary of the Grant Date (the “Expiration Date”).
(a)
The Participant’s right to the Award will become vested [on November 1 next following the Grant Date], provided the Participant remains continuously in service as a Director of the Corporation until each such date.
(b)
Unless earlier vested, the Award shall immediately become vested in full upon the Participant’s death or Disability. In the event of your death, your outstanding Units will be distributed in Shares of Common Stock to your designated beneficiary on file with the Corporation, or if no beneficiary has been designated or survives you, then to your estate.
(c)
Unless earlier vested, if a Change in Control occurs, the Award shall immediately become vested in full.
(d)
Except as provided in this Section 2, all of your outstanding Units shall be forfeited if your service as a Director of the Corporation terminates for any reason (including retirement) prior to the vesting date set forth in this Agreement.
21.
Special Cash Dividend Equivalents. If any special cash dividend (other than regular quarterly dividends) is paid by the Corporation on its Common Stock while Restricted Stock Units under this award are outstanding, you will be credited with additional Units, the number of which shall be determined by first (i) multiplying the number of your outstanding Units on the payment date of the special cash dividend (“Dividend Payment Date”) by the per share dollar amount of the special cash dividend, and then (ii) dividing the resulting amount by the Fair Market Value of a Share of Common Stock on the Dividend Payment Date (such additional Units being referred to herein as “Special Cash Dividend Equivalents”). Additional Units which are credited as Special Cash Dividend Equivalents will be treated for purposes of vesting and payment (and any other applicable terms and conditions) as if part of the original Units in relation to which such additional Units are credited as Special Cash Dividend Equivalents. No cash payment or dividend equivalent shall be payable in connection with any regular quarterly dividends which are paid by the Corporation on its Common Stock
22.
No Withholding Taxes. There are no withholding taxes applicable to this Award.
23.
Transferability of Award and Shares. The Participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate any unvested shares underlying the Award other than by will or the laws of descent and distribution, except as otherwise provided in the Plan or this Agreement.
24.
Termination of Service. If the Participant’s Service terminates for a reason other than death or Disability, the Participant will forfeit the Award to the extent it was not vested on the date of the termination.
25.
Termination of Service for Cause. Notwithstanding anything in this Agreement to the contrary, if the Participant has been terminated from Service for Cause, the Participant will forfeit his or her right to the Award, whether or not it has already vested.
26.
Securities Law Requirements. If at any time the Board determines that exercising the Award or issuing shares would violate applicable securities laws, the Award will not be exercisable, and the Corporation will not be required to issue shares.
27.
No Limitation on Rights of the Corporation. The grant of the Award does not and will not in any way affect the right or power of the Corporation to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.
28.
Plan and Agreement Not a Contract of Service. Neither the Plan nor this Agreement is a contract of service as a Director, and no terms of the Participant’s service as a Director will be affected in any way by the Plan, this Agreement or related instruments, except to the extent specifically expressed therein. .
29.
Terms and Conditions of any Other Agreement. The terms and conditions of this Agreement including any terms and conditions of any restriction against competition, shall be in addition to the terms and conditions of any other written and signed agreement between the Participant and the Corporation.
30.
Participant To Have No Rights as a Stockholder. Before the date as of which he or she is recorded on the books of the Corporation as the holder of any shares underlying the Award, the Participant will have no rights as a stockholder with respect to those shares. The Corporation’s obligation hereunder is unfunded.
31.
Successors. All obligations of the Corporation under this Agreement will be binding on any successor to the Corporation, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business of the Corporation, or a merger, consolidation, or otherwise.
32.
Governing Law. To the extent not preempted by federal law, this Agreement will be construed and enforced in accordance with the Delaware Corporation Law.
33.
Code Section 409A. The Corporation intends that the grant of Units under the Agreement will not be subject to Section 409A of the Internal Revenue Code of 1986, as amended, because all payments with respect to the Units will qualify for the exception from coverage under Section 409A for short-term deferrals. The Agreement shall be interpreted in a manner which is consistent with the foregoing intent. The Committee and Board may not take any action or exercise any discretion under the Plan in a manner which will cause the Units granted under the Agreement to be subject to Code Section 409A. Each payment which becomes due under the Agreement shall be made as soon as practicable on or after the date when the right to receive the payment vests. The latest date for any payment shall be the end of the calendar year in which the Participant’s right to receive the payment becomes vested, or if this is not practicable, not later than the 15th day of the third month following the end of such calendar year.
34.
Plan Document Controls. The rights granted under this Agreement are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully in this Agreement. If the terms of this Agreement conflict with the terms of the Plan document, the Plan document will control.
35.
Amendment of the Agreement. The Corporation and the Participant may amend this Agreement only by a written instrument signed by both parties.
36.
Entire Agreement. This Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Corporation and the Participant with respect to the subject matter hereof; provided, that the disposition of any Award or underlying shares of Common Stock of the Corporation shall be subject to the governing documents of the Corporation.

LINDSAY CORPORATION

PERFORMANCE STOCK UNITS

GRANTED PURSUANT TO THE

2025 LONG-TERM INCENTIVE PLAN

Agreement with U.S. Employee

Lindsay Corporation (“Corporation”) grants to you, as a matter of separate inducement and not in lieu of salary or other compensation for services, the following Performance Share Award of Restricted Stock Units (“Performance Stock Units”) pursuant to the Lindsay Corporation 2025 Long-Term Incentive Plan (“Plan”). Except as otherwise specified in the attached Agreement or herein, vesting of the Units is conditioned upon you being continuously employed by the Corporation or a subsidiary from the Grant Date to each relevant vesting date.

Performance Stock Units

You are awarded the target number of Performance Stock Units set forth on the attached award sheet. Each Performance Stock Unit (“Unit”) is the equivalent of one Share of Common Stock. You can earn up to a maximum of 200% of the target number of Units awarded based on the performance goals and the payout schedule for the Performance Period which are set forth in Appendix A and Chart A to this Agreement. As soon as practicable after the end of the Performance Period, the Human Resources and Compensation Committee of the Board of Directors of the Corporation (the “Committee”) will determine and certify in writing the extent to which Units have been earned based on the Corporation’s actual performance in relation to the established performance goals and the payout schedule set forth in Appendix A and Chart A. All Units which the Committee determines have been earned will be distributed on the vesting date (or as soon thereafter as practicable) in the form of Shares of Common Stock. The Units will vest as set forth in the attached Agreement.

You acknowledge that you have received this cover page and the attached Agreement, and you agree to accept and be bound by the provisions of the Plan and this cover page including the attached Agreement effective as of the Grant Date.

LINDSAY CORPORATION

By:

Name:

I have received, and agree to comply with, the Lindsay Corporation Code of Business Conduct and Ethics policy, including the section concerning Insider Trading.

I acknowledge and agree that the Units awarded to me shall be subject to reduction, cancellation, forfeiture, recoupment or repayment, in whole or in part, upon the occurrence of certain specified events, as may be required by any rule or regulation of the Securities and Exchange Commission or by any applicable national exchange, or by any other applicable law, rule or regulation or as set forth in a separate “clawback” or recoupment policy as may be adopted from time to time by the Committee, including but not limited to the Lindsay Corporation Supplemental Compensation Recovery Policy (as may be amended or replaced from time to time) (collectively, the “Clawback Requirement”), and I agree to abide by any such Clawback Requirement.

GRANTEE

By:

Name:

PERFORMANCE PERIOD:

LINDSAY CORPORATION

2025 LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF PERFORMANCE STOCK UNITS

GRANTED TO U.S. EMPLOYEES

These terms and condition are made part of the Agreement for the Performance Period indicated above awarding Performance Stock Units pursuant to the terms of the Lindsay Corporation 2025 Long-Term Incentive Plan (“Plan”). All capitalized terms used herein shall have the meaning set forth in the Plan, unless the Agreement (including these terms and conditions) specifies a different meaning.

37.
Performance Stock Unit Grant. In accordance with the terms of the Plan and subject to the terms and conditions of this Agreement, the Corporation hereby grants to the Participant a Performance Share Award of Restricted Stock Units (“Performance Stock Units”) of a target number of shares of the Corporation’s Common Stock (the “Award”) as set forth on the attached award sheet, subject to the terms and restrictions described herein. The number of Performance Stock Units (“Units”) which will become payable to you will be determined pursuant to the provision of this Agreement.
38.
Term and Vesting of the Award. Unless sooner terminated pursuant to the terms of this Award or the Plan, this Award will expire on the tenth anniversary of the Grant Date (the “Expiration Date”).
(a)
The Participant’s right to the Units earned under the provisions of this Agreement will become 100% vested at the end of the Performance Period as set forth in Appendix A and Chart A to this Agreement, provided the Participant remains continuously employed by the Corporation or an Affiliate until each such date.
(b)
Unless earlier vested, all outstanding Units that are earned under the provisions of this Agreement shall immediately become vested in full and immediately payable upon the Participant’s death or Disability. In the event of your death, your outstanding Units which are earned will be distributed in Shares of Common Stock to your designated beneficiary on file with the Corporation, or if no beneficiary has been designated or survives you, then to your estate.
(c)
If a Change in Control occurs, all outstanding Units that are earned under the provisions of this Agreement shall immediately become vested in full and immediately payable.
(d)
Except as provided in this Section 2, all of your outstanding Units shall be forfeited if your employment with the Corporation terminates for any reason (including retirement) prior to the vesting date set forth in this Agreement.
39.
Special Cash Dividend Equivalents. If any special cash dividend (other than regular quarterly dividends) is paid by the Corporation on its Common Stock while Performance

Stock Units under this award are outstanding, you will be credited with additional Units, the number of which shall be determined by first (i) multiplying the number of your outstanding Units on the payment date of the special cash dividend (“Dividend Payment Date”) which become payable to you under the provisions of this Agreement by the per share dollar amount of the special cash dividend, and then (ii) dividing the resulting amount by the Fair Market Value of a Share of Common Stock on the Dividend Payment Date (such additional Units being referred to herein as “Special Cash Dividend Equivalents”). Additional Units which are credited as Special Cash Dividend Equivalents will be treated for purposes of vesting and payment (and any other applicable terms and conditions) as if part of the original Units in relation to which such additional Units are credited as Special Cash Dividend Equivalents. No cash payment or dividend equivalent shall be payable in connection with any regular quarterly dividends which are paid by the Corporation on its Common Stock
40.
Withholding Taxes. The Corporation will retain from each distribution the number of Shares of Common Stock required to satisfy Federal and State tax withholding obligations, up to the maximum statutory tax rate in the applicable jurisdiction.
41.
Transferability of Award and Shares. The Participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate any unvested shares underlying the Award other than by will or the laws of descent and distribution, except as otherwise provided in the Plan or this Agreement.
42.
Termination of Service. If the Participant’s Service terminates for a reason other than death or Disability, the Participant will forfeit the Award to the extent it was not vested on the date of the termination.
43.
Termination of Service for Cause. Notwithstanding anything in this Agreement to the contrary, if the Participant has been terminated from Service for Cause, the Participant will forfeit his or her right to the Award, whether or not it has already vested.
44.
Securities Law Requirements. If at any time the Board determines that exercising the Award or issuing shares would violate applicable securities laws, the Award will not be exercisable, and the Corporation will not be required to issue shares.
45.
No Limitation on Rights of the Corporation. The grant of the Award does not and will not in any way affect the right or power of the Corporation to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.
46.
Plan and Agreement Not a Contract of Employment or Service. Neither the Plan nor this Agreement is a contract of employment or Service, and no terms of the Participant’s employment or Service will be affected in any way by the Plan, this Agreement or related instruments, except to the extent specifically expressed therein. Neither the Plan nor this Agreement will be construed as conferring any legal rights on the Participant to continue to be employed or remain in Service with the Corporation, nor will it interfere with the Corporation’s right to discharge the Participant or to deal with him regardless of the existence of the Plan, this Agreement or the Award.

47.
Terms and Conditions of any Other Agreement. The terms and conditions of this Agreement including any terms and conditions of any restriction against competition, shall be in addition to the terms and conditions of any other written and signed agreement between the Participant and the Corporation.
48.
Participant To Have No Rights as a Stockholder. Before the date as of which he or she is recorded on the books of the Corporation as the holder of any shares underlying the Award, the Participant will have no rights as a stockholder with respect to those shares. The Corporation’s obligation hereunder is unfunded.
49.
Successors. All obligations of the Corporation under this Agreement will be binding on any successor to the Corporation, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business of the Corporation, or a merger, consolidation, or otherwise.
50.
Governing Law. To the extent not preempted by federal law, this Agreement will be construed and enforced in accordance with the Delaware Corporation Law.
51.
Code Section 409A. The Corporation intends that the grant of Units under the Agreement will not be subject to Section 409A of the Internal Revenue Code of 1986, as amended, because all payments with respect to the Units will qualify for the exception from coverage under Section 409A for short-term deferrals. The Agreement shall be interpreted in a manner which is consistent with the foregoing intent. The Committee may not take any action or exercise any discretion under the Plan in a manner which will cause the Units granted under the Agreement to be subject to Code Section 409A. Each payment which becomes due under the Agreement shall be made as soon as practicable on or after the date when the right to receive the payment vests. The latest date for any payment shall be the end of the calendar year in which the Participant’s right to receive the payment becomes vested, or if this is not practicable, not later than the 15th day of the third month following the end of such calendar year.
52.
Plan Document Controls. The rights granted under this Agreement are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully in this Agreement. If the terms of this Agreement conflict with the terms of the Plan document, the Plan document will control.
53.
Amendment of the Agreement. The Corporation and the Participant may amend this Agreement only by a written instrument signed by both parties.
54.
Entire Agreement. This Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Corporation and the Participant with respect to the subject matter hereof; provided, that the disposition of any Award or underlying shares of Common Stock of the Corporation shall be subject to the governing documents of the Corporation.

LINDSAY CORPORATION

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

GRANTED PURSUANT TO THE

2025 LONG-TERM INCENTIVE PLAN

Lindsay Corporation (“Corporation”) grants to you, as a matter of separate inducement and not in lieu of salary or other compensation for services, the following award of Non-qualified Stock Options (“Options”) pursuant to the Lindsay Corporation 2025 Long-Term Incentive Plan (“Plan”). Except as otherwise specified in the attached Agreement or herein, vesting of the Options is conditioned upon you being continuously employed by the Corporation or a subsidiary from the Grant Date to each relevant vesting date.

Non-qualified Stock Options

You are awarded the Non-qualified Stock Options set forth on the attached Agreement. Each Option is an option to purchase one Share of Common Stock at the Option Price set forth on the attached Agreement, which is equal to the closing price on the New York Stock Exchange of the Corporation’s Common Stock on the Grant Date. The Options will vest as set forth in the attached Agreement.

You acknowledge that you have received this cover page and the attached Agreement, and you agree to accept and be bound by the provisions of the Plan and this cover page including the attached Agreement effective as of the Grant Date.

LINDSAY CORPORATION

By:

Name:

I have received, and agree to comply with, the Lindsay Corporation Code of Business Conduct and Ethics policy, including the section concerning Insider Trading.

I acknowledge and agree that the Options awarded to me shall be subject to reduction, cancellation, forfeiture, recoupment or repayment, in whole or in part, upon the occurrence of certain specified events, as may be required by any rule or regulation of the Securities and Exchange Commission or by any applicable national exchange, or by any other applicable law, rule or regulation or as set forth in a separate “clawback” or recoupment policy as may be adopted from time to time by the Committee, including but not limited to the Lindsay Corporation Supplemental Compensation Recovery Policy (as may be amended or replaced from time to time) (collectively, the “Clawback Requirement”), and I agree to abide by any such Clawback Requirement.

GRANTEE

By:______________________________

Name:

GRANT DATE:

LINDSAY CORPORATION

2025 LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

GRANTED TO U.S. EMPLOYEES

These terms and conditions are made part of the Agreement dated as of the Grant Date indicated above awarding Nonqualified Stock Options pursuant to the terms of the Lindsay Corporation 2025 Long-Term Incentive Plan (“Plan”). All capitalized terms used herein shall have the meaning set forth in the Plan, unless the Agreement (including these terms and conditions) specifies a different meaning.

55.
Option Grant. In accordance with the terms of the Plan and subject to the terms and conditions of this Agreement, the Corporation hereby grants to the Participant set forth on the attached award sheet an Option to purchase all or any part of an aggregate of number of shares of the Corporation’s Common Stock (the “Award”) as set forth on the attached award sheet. The Participant may exercise this Award only after it has become vested in accordance with the provisions of Section 4. This Award is a Non-qualified Stock Option and is not intended to be an Incentive Stock Option within the meaning of Code Section 422.
56.
Option Exercise Price. The Option Exercise Price is set forth on the attached award sheet, which is the Fair Market Value of a share of Stock on the Grant Date.
57.
Payment of Option Exercise Price. The Participant must pay the Option Exercise Price of any portion of the Award exercised at the time of purchase: (i) in United States dollars, in cash or by personal check payable to the order of the Corporation (which may be paid from the sale of Shares of Common Stock pursuant to a cashless exercise program); (ii) with shares owned by the Participant with a Fair Market Value equal to the Option Exercise Price being duly endorsed for transfer to the Corporation free and clear of any encumbrance; (iii) by surrendering to the Corporation vested Options with an aggregate value equal to the Option Exercise Price (the aggregate value of any surrendered Options being the spread between the aggregate Option Exercise Price of the surrendered Options and the aggregate Fair Market Value of the shares underlying the surrendered Options); or (iv) any combination of cash, personal check, shares and/or vested Options meeting the requirements of (i) through (iii) above. In addition to the foregoing:
(a)
The withholding obligation upon the Participant’s exercise of the Award must be satisfied by paying the amount of required withholding to the Corporation. If the Participant does not pay the amount of required withholding to the Corporation, the Corporation will withhold from the shares delivered, or from other amounts payable to the Participant, the minimum amount of funds required to cover all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise of the Award.

(b)
Shares of Stock used to satisfy the Option Exercise Price and/or any withholding tax (including shares underlying surrendered Options) will be valued at their Fair Market Value, determined according to the Plan.
(c)
The Corporation will issue no shares pursuant to the Award before the Participant has: (i) paid the Option Exercise Price, and any withholding obligation, in full; and (ii) satisfied all conditions and/or restrictions applicable to the Award or the underlying shares.
58.
Term, Vesting and Exercise of the Award. Unless sooner terminated pursuant to the terms of this Award or the Plan, this Award will expire on the tenth anniversary of the Grant Date (the “Expiration Date”).
(a)
The Participant’s right to exercise the Award will become vested [ratably (one-third each year) on November 1 of the next three calendar years following the Grant Date], provided the Participant remains continuously employed by the Corporation or an Affiliate until each such date:
(b)
Unless earlier vested, the Award shall immediately become vested and exercisable in full upon the Participant’s death or Disability.
(c)
Unless earlier vested, if a Change in Control occurs, the Award shall immediately become vested and exercisable in full unless (i) adjustments necessary to preserve the value of the Award have been made as provided in Section 13 of the Plan or (ii) the Corporation’s successor at the time of the Change in Control irrevocably assumes the Corporation’s obligations under the Plan or replaces the Award with an award of equal or greater value and having terms and conditions no less favorable to the Participant than those applicable to the Award immediately prior to the Change in Control
(d)
All outstanding Options shall become fully vested upon (i) your termination of employment by the Corporation without Cause within twenty-four (24) months following a Change in Control of the Corporation or, (ii) if you are party to, or become a party to, an Employment Agreement or Change in Control Agreement with the Corporation, your termination of employment for Good Reason pursuant to the terms and conditions of such Employment Agreement or Change in Control Agreement. For purposes of this Agreement, the term “Cause” has the meaning set forth in your Employment Agreement or Change in Control Agreement, or if no such agreement exists, it shall mean (i) your conviction for a felony or misdemeanor (other than for minor motor vehicle offenses or other minor offenses); (ii) your willful failure to comply with any lawful directive of your supervisor, the President of the Corporation or the Board or any lawful policy of the Corporation; or (iii) your dishonesty or gross negligence in the performance of your duties with the Corporation. For purposes of this Section 4(d), the term “Corporation” shall include the acquirer or its parent which assumes the Options or substitutes equity awards for the Options.

(e)
Except as provided in this Section 4, all of your outstanding Options which are not then vested shall be forfeited when your employment with the Corporation terminates for any reason.
(f)
After the Award has vested, and while it is exercisable, the Participant may exercise the Award in whole or in part by written notice to the Corporation indicating the number of shares being purchased. The Participant must sign the notice. An Award must be exercised as to a whole number of shares.
59.
Transferability of Award and Shares Acquired Upon Exercise of Award. The Participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate the Award, other than by will or the laws of descent and distribution, and the Award may be exercised, during the Participant’s lifetime, only by the Participant, except as otherwise provided in the Plan or this Agreement. During the Participant’s lifetime, only the Participant or his or her guardian or legal representative may exercise the Award. The Board may, in its discretion, require a guardian or legal representative to supply it with the evidence the Board reasonably deems necessary to establish the authority of the guardian or legal representative to exercise the Award on behalf of the Participant or transferee, as the case may be.
60.
Termination of Service. If the Participant’s Service terminates for a reason other than death or Disability, the Participant will forfeit the Award to the extent it was not vested on the date of the termination.
61.
Termination of Service for Cause. Notwithstanding anything in this Agreement to the contrary, if the Participant has been terminated from Service for Cause, the Participant will forfeit his or her right to exercise the Award, whether or not it has already vested.
62.
Securities Law Requirements. If at any time the Board determines that exercising the Award or issuing shares would violate applicable securities laws, the Award will not be exercisable, and the Corporation will not be required to issue shares.
63.
No Obligation to Exercise Award. Neither the Participant nor his or her transferee is or will be obligated by the grant of the Award to exercise it.
64.
No Limitation on Rights of the Corporation. The grant of the Award does not and will not in any way affect the right or power of the Corporation to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.
65.
Plan and Agreement Not a Contract of Employment or Service. Neither the Plan nor this Agreement is a contract of employment or Service, and no terms of the Participant’s employment or Service will be affected in any way by the Plan, this Agreement or related instruments, except to the extent specifically expressed therein. Neither the Plan nor this Agreement will be construed as conferring any legal rights on the Participant to continue to be employed or remain in Service with the Corporation, nor will it interfere with the Corporation’s right to discharge the Participant or to deal with him regardless of the existence of the Plan, this Agreement or the Award.

66.
Terms and Conditions of any Other Agreement. The terms and conditions of this Agreement including any terms and conditions of any restriction against competition, shall be in addition to the terms and conditions of any other written and signed agreement between the Participant and the Corporation.
67.
Participant To Have No Rights as a Stockholder. Before the date as of which he or she is recorded on the books of the Corporation as the holder of any shares underlying the Award, the Participant will have no rights as a stockholder with respect to those shares.
68.
Successors. All obligations of the Corporation under this Agreement will be binding on any successor to the Corporation, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business of the Corporation, or a merger, consolidation, or otherwise.
69.
Governing Law. To the extent not preempted by federal law, this Agreement will be construed and enforced in accordance with the Delaware General Corporation Law.
70.
Plan Document Controls. The rights granted under this Agreement are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully in this Agreement. If the terms of this Agreement conflict with the terms of the Plan document, the Plan document will control.
71.
Amendment of the Agreement. The Corporation and the Participant may amend this Agreement only by a written instrument signed by both parties.
72.
Entire Agreement. This Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Corporation and the Participant with respect to the subject matter hereof; provided, that the disposition of any Award or underlying shares of Common Stock of the Corporation shall be subject to the governing documents of the Corporation.